THE

        NAVIGATOR
          CLASS

         OF THE

       LEGG MASON
         TAXABLE
      INCOME FUNDS


        --------


Putting Your Future First




Taxable Income Funds
Navigator Class of U.S.
  Government Intermediate-
  Term Portfolio
Navigator Class of Investment
  Grade Income Portfolio
Navigator Class of
   High Yield Portfolio




       Prospectus
       May 1, 1997



This wrapper is not part of the prospectus.


Addresses


Distributor:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 o 539 o 0000  800 o 822 o 5544


Authorized Dealer:
      Fairfield Group, Inc.
      200 Gibraltar Road
      Horsham, PA 19044


Transfer and Shareholder Servicing Agent:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103


Counsel:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Avenue, N.W.
      Washington, DC 20036-1800


Independent Accountants:
      Coopers & Lybrand L.L.P.
      217 East Redwood Street
      Baltimore, MD 21202



No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectus does not constitute an offering by any Fund or by the principal underwriter in any jurisdiction in which such offering may not lawfully be made.


                                                         [LEGG MASON FUNDS LOGO]

NAVIGATOR TAXABLE INCOME FUNDS
PROSPECTUS
DATED: MAY 1, 1997
     LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
     LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
     LEGG MASON HIGH YIELD PORTFOLIO
    Shares of Navigator U.S. Government Intermediate-Term Portfolio, Navigator Investment Grade Income Portfolio and Navigator High Yield Portfolio (collectively referred to as "Navigator Shares") represent separate classes ("Navigator Classes") of interest in the Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), Legg Mason Investment Grade Income Portfolio ("Investment Grade") and Legg Mason High Yield Portfolio ("High Yield"), respectively. Government Intermediate, Investment Grade and High Yield (each separately referred to as a "Fund" and collectively referred to as the "Funds") are separate, professionally managed portfolios of Legg Mason Income Trust, Inc. ("Corporation"), a diversified open-end management investment company.
    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated May 1, 1997 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    GOVERNMENT INTERMEDIATE seeks to provide investors with high current income consistent with prudent investment risk and liquidity needs. In seeking to achieve the Fund's objective, the Corporation's investment adviser, Western Asset Management Company ("Adviser"), under normal circumstances, invests at least 75% of the Fund's total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by such securities. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years.
    INVESTMENT GRADE seeks to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In seeking to achieve the Fund's objective, the Adviser, under normal circumstances, invests primarily in fixed-income securities which the Adviser considers to be of investment grade, i.e., securities rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's ("S&P"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities judged by the Adviser to be of comparable quality.
    HIGH YIELD seeks to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. IN SEEKING TO ACHIEVE THE FUND'S OBJECTIVES, THE ADVISER, UNDER NORMAL CIRCUMSTANCES, INVESTS AT LEAST 65% OF THE FUND'S TOTAL ASSETS IN HIGH YIELD, FIXED-INCOME SECURITIES (COMMONLY KNOWN AS "JUNK BONDS"); THAT IS, INCOME-PRODUCING DEBT SECURITIES AND PREFERRED STOCKS OF ALL TYPES, INCLUDING CORPORATE DEBT SECURITIES AND PREFERRED STOCK. IN ADDITION TO OTHER RISKS, THESE BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE HIGHER-RATED BONDS; THEREFORE, INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "INVESTMENT TECHNIQUES AND RISKS" ON PAGE 9. The Fund may invest up to 25% of its total assets in securities restricted as to their disposition, which may include securities for which the Fund believes there is a liquid market. No more than 15% of the Fund's net assets will be invested in securities deemed by the Fund to be illiquid. An investment in the Fund does not constitute a complete investment program and is not appropriate for persons unwilling to assume a high degree of risk.
    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust

Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Institutional Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett & Co. ("Bartlett") who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.
    Navigator Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund pays management fees to Legg Mason Fund Adviser, Inc., but Navigator Classes pay no distribution fees.

            TABLE OF CONTENTS
                Expenses                                           3
                Financial Highlights                               4
                Performance Information                            6
                Investment Objectives and Policies                 7
                How to Purchase and Redeem Shares                 17
                How Shareholder Accounts are Maintained           18
                How Net Asset Value Is Determined                 19
                Dividends and Other Distributions                 19
                Tax Treatment of Dividends and Other
                Distributions                                     19
                Shareholder Services                              20
                The Corporation's Board of Directors, Manager and
                Investment Adviser                                21
                The Funds' Distributor                            22
                Description of the Corporation and its Shares     22
                Appendix                                         A-1
                      Legg Mason Wood Walker, Incorporated
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 o 539 o 0000
                         800 o 822 o 5544
2

EXPENSES
    The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Fund operating expenses of the Navigator Classes of Government Intermediate and Investment Grade for the year ended December 31, 1996 and are based on estimated expenses for the initial period of operations of the Navigator Class of High Yield.

ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                       GOVERNMENT      INVESTMENT     HIGH
                      INTERMEDIATE(A)    GRADE(A)    YIELD
                      ------------------------------------

Management fees
  (after fee
  waivers)                0.28%           0.14%       0.65%
12b-1 fees                None            None         None
Other expenses            0.14%           0.27%       0.20%
                      -------------------------------------

Total operating
  expenses (after
  fee waivers)            0.42%           0.41%       0.85%
                      =====================================

(A) The Manager has agreed to continue to waive fees to the extent the expenses attributable to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of average daily net assets attributable to Navigator Shares for such month, until the earlier of December 31, 1997, or, with respect to Government Intermediate, until its net assets reach $400 million and, with respect to Investment Grade, until its net assets reach $100 million, and unless extended will terminate on that date. If Government Intermediate's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that Government Intermediate's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case. In the absence of such waivers, the expected management fees, other expenses and total operating expenses would be as follows: for Government Intermediate, 0.55%, 0.14% and 0.69%; and for Investment Grade, 0.60%, 0.27% and 0.87%.

    For further information concerning Fund expenses, see "The Corporation's Board of Directors, Manager and Investment Adviser," page 21.

EXAMPLE
    The following example illustrates the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. The Funds charge no redemption fees of any kind.

                         GOVERNMENT     INVESTMENT    HIGH
                        INTERMEDIATE      GRADE       YIELD
                        -----------------------------------

1 Year                      $  4           $  4       $  9
3 Years                     $ 13           $ 13       $ 27
5 Years                     $ 24           $ 23       $ 47
10 Years                    $ 53           $ 52       $105


    This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributed to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, whether the Manager waives its fees, and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.
                                                                               3

     FINANCIAL HIGHLIGHTS
         Government Intermediate, Investment Grade and High Yield each offers two classes of shares, Primary Shares and Navigator Shares. The information shown below for prior periods is for Primary Shares and reflects 12b-1 fees paid by that class and not by Navigator Shares.
         The financial information in the table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. Each Fund's financial statements for the year ended December 31, 1996 and the report of Coopers & Lybrand L.L.P. thereon are included in the Corporation's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information. The annual report is available to shareholders without charge by calling a financial advisor at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.

                                             Investment Operations                        Distributions From:
                                     --------------------------------------  ------------------------------------------------
                                                  Net Realized
                                                 and Unrealized                                                    In Excess
                          Net Asset     Net      Gain (Loss) on    Total                 In Excess       Net        of Net
                           Value,    Investment   Investments,      From        Net        of Net     Realized     Realized
                          Beginning    Income       Options      Investment  Investment  Investment    Gain on      Gain on
                           of Year     (Loss)     and Futures    Operations    Income      Income    Investments  Investments
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
       -- Primary Class
      Years Ended Dec. 31,
      1996                 $ 10.47     $  .61(A)     $ (.16)       $  .45      $ (.60)     $ (.01)      $  --        $  --
      1995                    9.72        .57(A)        .75          1.32        (.57)         --          --           --
      1994                   10.43        .51(A)       (.71)         (.20)       (.51)         --          --           --
      1993                   10.70        .53(A)        .17           .70        (.53)         --        (.39)        (.05)
      1992                   10.77        .60(A)        .05           .65        (.60)         --        (.12)          --
      1991                   10.29        .72(A)        .70          1.42        (.72)         --        (.22)          --
      1990                   10.20        .78(A)        .09           .87        (.78)         --          --           --
      1989                    9.79        .80(A)        .41          1.21        (.80)         --          --           --
      1988                    9.92        .74(A)       (.12)          .62        (.74)         --        (.01)          --
      Aug. 7(H)- Dec. 31,
       1987                  10.00        .30(A)       (.08)          .22        (.30)         --          --           --
      -- Navigator Class
      Years Ended Dec.
       31,
      1996                 $ 10.47     $  .67(B)     $ (.16)       $  .51      $ (.66)     $ (.01)      $  --        $  --
      1995                    9.72        .62(B)        .75          1.37        (.62)         --          --           --
      Dec. 1(C)- 31, 1994     9.72        .05(B)         --           .05        (.05)         --          --           --
INVESTMENT GRADE INCOME PORTFOLIO
      -- Primary Class
      Years Ended Dec. 31,
      1996                 $ 10.44     $  .64(F)     $ (.22)       $  .42      $ (.64)     $   --       $  --        $  --
      1995                    9.27        .65(F)       1.17          1.82        (.65)         --          --           --
      1994                   10.40        .60(F)      (1.09)         (.49)       (.60)         --        (.04)          --
      1993                   10.71        .62(F)        .33           .95        (.62)         --        (.63)        (.01)
      1992                   10.71        .66(F)        .25           .91        (.66)         --        (.25)          --
      1991                    9.97        .76(F)        .77          1.53        (.76)         --        (.03)          --
      1990                   10.29        .84(F)       (.28)          .56        (.84)         --        (.04)          --
      1989                    9.88        .82(F)        .41          1.23        (.82)         --          --           --
      1988                    9.94        .78(F)       (.035)         .745       (.78)         --        (.025)         --
      Aug. 7(H)- Dec. 31,
       1987                  10.00        .31(F)       (.06)          .25        (.31)         --          --           --
      -- Navigator Class
      Years Ended Dec. 31,
       1996                $ 10.44     $  .70(G)     $ (.22)       $  .48      $ (.70)     $   --       $  --        $  --
      Dec. 1(C)- 31, 1995    10.32        .03(G)        .12           .15        (.03)         --          --           --



                                                                        Ratios/Supplemental Data
                                                     ---------------------------------------------------------------
                                                                               Net
                                          Net Asset                         Investment                 Net Assets,
                                           Value,              Expenses    Income (Loss)   Portfolio      End of
                               Total       End of    Total    to Average    to Average     Turnover        Year
                           Distributions    Year     Return   Net Assets    Net Assets       Rate     (in thousands)
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
      -- Primary Class
      Years Ended Dec. 31,
      1996                    $  (.61)     $ 10.31     4.47%       .98%(A)      5.91%(A)      354%       $293,846
      1995                       (.57)       10.47    13.88%       .93%(A)      5.59%(A)      290%        231,886
      1994                       (.51)        9.72    (1.93)%      .90%(A)      5.11%(A)      316%        231,255
      1993                       (.97)       10.43     6.64%       .90%(A)      4.84%(A)      490%        299,529
      1992                       (.72)       10.70     6.26%       .87%(A)      5.54%(A)      513%        307,320
      1991                       (.94)       10.77    14.40%       .80%(A)      6.70%(A)      643%        211,627
      1990                       (.78)       10.29     9.10%       .60%(A)      7.70%(A)       67%         74,423
      1989                       (.80)       10.20    12.80%       .80%(A)      7.90%(A)       57%         43,051
      1988                       (.75)        9.79     6.40%      1.00%(A)      7.40%(A)      133%         27,087
      Aug. 7(H)- Dec. 31, 1987   (.30)        9.92     2.20%(D)   1.00%(A,E)    7.40%(A,E)     66%(E)      16,617
      -- Navigator Class
      Years Ended Dec. 31,
      1996                    $  (.67)     $ 10.31     5.09%       .42%(B)      6.47%(B)      354%       $  8,082
      1995                       (.62)       10.47    14.45%       .44%(B)      6.08%(B)      290%          4,184
      Dec. 1(C)- 31, 1994        (.05)        9.72      .50%(D)    .40%(B,E)    6.44%(B,E)    316%(E)       4,024
INVESTMENT GRADE INCOME PORTFOLIO
      -- Primary Class
      Years Ended Dec. 31,
      1996                    $  (.64)     $ 10.22     4.31%       .97%(F)      6.42%(F)      383%       $ 91,928
      1995                       (.65)       10.44    20.14%       .88%(F)      6.49%(F)      221%         85,633
      1994                       (.64)        9.27    (4.82)%      .85%(F)      6.09%(F)      200%         66,196
      1993                      (1.26)       10.40    11.22%       .85%(F)      5.62%(F)      348%         68,781
      1992                       (.91)       10.71     6.77%       .85%(F)      6.11%(F)      317%         48,033
      1991                       (.79)       10.71    16.00%       .71%(F)      7.30%(F)      213%         36,498
      1990                       (.88)        9.97     5.80%       .50%(F)      8.30%(F)       55%         22,994
      1989                       (.82)       10.29    13.00%       .82%(F)      8.10%(F)       92%         13,891
      1988                       (.805)       9.88     7.70%      1.00%(F)      7.70%(F)      146%          9,913
      Aug. 7(H)- Dec. 31, 1987   (.31)        9.94     2.60%(D)   1.00%(F,E)    7.80%(F,E)     72%(E)       5,661
      -- Navigator Class
      Years Ended Dec. 31,
       1996                   $  (.70)     $ 10.22     4.88%       .41%(G)      6.99%(G)      383%       $    243
      Dec. 1(C)- 31, 1995        (.03)       10.44     1.42%(D)    .40%(G,E)    6.73%(G,E)    221%(E)         249

4

                                             Investment Operations                         Distributions From:
                                     --------------------------------------  ------------------------------------------------
                                                  Net Realized
                                                 and Unrealized                                                    In Excess
                          Net Asset     Net      Gain (Loss) on    Total                 In Excess       Net        of Net
                           Value,    Investment   Investments,      From        Net        of Net     Realized     Realized
                          Beginning    Income       Options      Investment  Investment  Investment    Gain on      Gain on
                           of Year     (Loss)     and Futures    Operations    Income      Income    Investments  Investments
-----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
      Years Ended Dec. 31,
      1996                 $ 14.62     $ 1.33        $  .76        $ 2.09      $(1.34)     $   --       $  --        $  --
      1995                   13.57       1.29          1.05          2.34       (1.29)         --          --           --
      Feb. 1(H)- Dec. 31,
       1994                  15.00       1.02         (1.44)         (.42)      (1.01)         --          --           --

                                                                        Ratios/Supplemental Data
                                                     ---------------------------------------------------------------
                                                                                Net
                                          Net Asset                         Investment                 Net Assets,
                                           Value,              Expenses    Income (Loss)   Portfolio      End of
                               Total       End of    Total    to Average    to Average     Turnover        Year
                           Distributions    Year     Return   Net Assets    Net Assets       Rate     (in thousands)
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
      Years Ended Dec. 31,
      1996                    $ (1.34)     $ 15.37    14.91%      1.35%         9.05%          77%       $234,108
      1995                      (1.29)       14.62    18.01%      1.47%         9.28%          47%        108,417
      Feb. 1(H)- Dec. 31, 1994  (1.01)       13.57    (2.90)%(D)  1.6%(E)       8.4%(E)        67%(E)      53,424

     (A) NET OF FEES WAIVED BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS OF: 1.0% UNTIL SEPTEMBER 10, 1989; 0.5% UNTIL MARCH 30, 1990; 0.6% UNTIL DECEMBER 31, 1990; 0.75% UNTIL APRIL 30, 1991; 0.8%
          UNTIL DECEMBER 31, 1991; 0.85% UNTIL AUGUST 31, 1992; 0.9% UNTIL APRIL 30, 1995; 0.95% UNTIL APRIL 30, 1996; AND 1.00% UNTIL DECEMBER 31,
          1997.
     (B) NET OF FEES WAIVED BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS OF: 0.4% UNTIL APRIL 30, 1995; 0.45% UNTIL APRIL 30, 1996; AND 0.50% UNTIL DECEMBER 31, 1997.
     (C)  COMMENCEMENT OF SALE OF NAVIGATOR SHARES.
     (D)  NOT ANNUALIZED
     (E)  ANNUALIZED
     (F) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS AS FOLLOWS: 1.0% UNTIL SEPTEMBER 10, 1989; 0.5% UNTIL DECEMBER 31, 1990; 0.65% UNTIL APRIL 30, 1991;
          0.7% UNTIL OCTOBER 31, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85% UNTIL APRIL 30, 1995; 0.9% UNTIL APRIL 30, 1996; AND 1.0% UNTIL DECEMBER 31, 1997.
     (G) NET OF FEES WAIVED BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS OF 0.4% UNTIL APRIL 30, 1996 AND 0.5% UNTIL DECEMBER 31, 1997.
     (H)  COMMENCEMENT OF OPERATIONS.

PERFORMANCE INFORMATION
    From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Performance figures reflect past performance only and are not intended to indicate future performance. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-by-year results.
    Total returns as of December 31, 1996 were as follows:

CUMULATIVE TOTAL         GOVERNMENT    INVESTMENT     HIGH
RETURN                  INTERMEDIATE     GRADE       YIELD
---------------------------------------------------------------
Primary Class:
  One Year                   +4.47%        +4.31%    +14.91%
  Five Years                +32.22%       +41.65%       N/A
  Life of Class            +102.34%(A)   +116.89%(A) +31.69%(B)
Navigator Class:
  One Year                   +5.09%        +4.88%       N/A
  Life of Class             +20.88%(C)     +6.38%(D)    N/A


AVERAGE ANNUAL
  TOTAL RETURN
------------------------
Primary Class:
  One Year                  +4.47%        +4.31%     +14.91%
  Five Years                +5.74%        +7.21%        N/A
  Life of Class             +7.78%(A)     +8.58%(A)   +9.89%(B)
Navigator Class:
  One Year                  +5.09%        +4.88%        N/A
  Life of Class             +9.52%(C)     +6.13%(D)     N/A

----------
(A)  INCEPTION OF GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE -- AUGUST 7,
     1987.
(B)  INCEPTION OF HIGH YIELD -- FEBRUARY 1, 1994.
(C) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1996.
(D) FOR THE PERIOD DECEMBER 1, 1995 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1996.

    No adjustment has been made for any income taxes payable by shareholders. The investment return of each Fund will fluctuate. The principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of Government Intermediate and Investment Grade would have been lower if the Manager had not waived/reimbursed certain fees and expenses during the fiscal years 1987 through 1996. Because Navigator Shares have lower total expenses, they will generally have a higher return than Primary Shares.
    Each Fund also may advertise its yield or effective yield. Yield reflects net investment income per share (as defined by applicable SEC regulations) over a 30-day (or one-month) period, expressed as an annualized percentage of net asset value at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.
    Further information about each Fund's performance is contained in the Corporation's annual report to shareholders, which may be obtained without charge by calling a financial advisor at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.

      INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          GOVERNMENT INTERMEDIATE'S investment objective is to provide investors with high current income consistent with prudent investment risk and liquidity needs. At least 75% of the Fund's total assets are, under normal circumstances, invested in U.S. government securities or instruments secured by such securities, including repurchase agreements. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government does not guarantee the market value of the Fund's investments or the market value or yield of the Fund's shares, all of which will fluctuate as market interest rates change. Investments in mortgage-related securities issued by governmental or government-related entities, as described on page 11, will be included in the 75% limitation.
          The balance of the Fund, up to 25% of its total assets, normally is invested in cash, commercial paper and investment grade debt securities rated within one of the four highest grades assigned by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa), securities comparably rated by another NRSRO, or unrated securities judged by the Adviser to be of comparable quality. Debt securities rated Baa are deemed by Moody's to have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make principal and interest payments than is the case for high-grade debt securities. A further description of Moody's and S&P's ratings is included in the Appendix to this Prospectus.

          INVESTMENT GRADE'S investment objective is to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In seeking to achieve its objective, the Fund invests primarily in fixed-income securities which the Adviser considers to be of investment grade, of which some may be privately placed and some may have equity features.
          In pursuing its objective, under normal circumstances, the Fund invests at least 75% of its total assets in the following types of investment grade fixed-income securities:

          (1) debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's or S&P, or, if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality.
          (2) securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
          (3) commercial paper and other money market instruments which are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities which may be purchased under item (1); bank certificates of deposit; and bankers' acceptances.
          (4) preferred stocks (including step down preferred securities), rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.

          The remainder of the Fund's assets, not in excess of 25% of its total assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; and (2) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features).
          The Fund currently invests in debt securities with maturities ranging from short-term (including overnight) up to forty years and anticipates that it will continue to do so. The Fund expects to maintain its portfolio of securities so as to have an average dollar-weighted maturity of between five and twenty years.

          HIGH YIELD'S investment objective is to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circum-
                                                                               7
      stances, invests at least 65% of the Fund's total assets in high yield, fixed-income securities, that is, income producing debt securities and preferred stocks of all types, including corporate debt securities and preferred stock, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in fixed-income securities rated above BBB by S&P or Baa by Moody's, securities comparably rated by another NRSRO, or unrated securities deemed by the Adviser to be of equivalent quality. Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. Current yield is the primary consideration used by the Adviser in the selection of portfolio securities, although consideration may also be given to the potential for capital appreciation.
          Higher yields are generally available from securities rated BBB or lower by S&P, Baa or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality, and the Fund may invest all or a substantial portion of its assets in such securities. Debt securities rated below investment grade (i.e., below BBB/Baa) are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. The Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P, which ratings indicate that the obligations are highly speculative and may be in default or in danger of default as to principal and interest. Ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. The Appendix to this Prospectus describes Moody's and S&P's rating categories of securities in which the Fund may invest.
          Fixed-income securities in which the Fund may invest include preferred stocks and all types of debt obligations of both domestic and foreign issuers, commercial paper, and obligations issued or guaranteed by the U.S. Government, foreign governments or of any of their respective political subdivisions, agencies, or instrumentalities, including repurchase agreements secured by such instruments.
          The Fund may invest up to 25% of its total assets in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933, (Rule 144A permits large institutions to trade certain securities even though they are not registered under the Securities Act of
      1933), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid, under guidelines adopted by the Corporation's Board of Directors pursuant to SEC regulations. The Fund will not invest more than 5% of its total assets in any one issuer, except for issues of the U.S. Government, its agencies and instrumentalities or repurchase agreements collateralized by such securities; however, up to 25% of the Fund's total assets may be invested in securities issued by Canadian provinces or by Crown Corporations whose obligations are guaranteed by either the Canadian federal government or a provincial government. No more than 25% of the Fund's total assets may be invested in issuers having their principal business activity in the same industry.

GENERAL
          The market value of the interest-bearing debt securities held by a Fund, and therefore the net asset value of Fund shares, is affected by changes in market interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater is the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.
          Certain of the mortgage-backed and other securities in which a Fund can invest pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. The more closely these changes reflect current market rates, the more likely the instrument will trade at a price close to its par value. Some instruments do not directly track the underlying index, but reset based on formulas that can produce an effect similar to lever-age; others may provide for interest payments that vary inversely with market rates. These instruments are regarded as "derivatives," and may vary significantly in market price when interest rates change.
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, may not be changed without the approval of its shareholders. A full description of these investment limitations is included in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND RISKS
          The following investment techniques and risks apply to each of the Funds unless otherwise stated.

      Corporate Debt Securities
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

      Callable Debt Securities
          A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.

      Risks of Lower-Rated Debt Securities
          Debt securities rated Baa and preferred stock rated Ba are deemed by Moody's to have speculative characteristics. Debt securities rated B by Moody's "generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small." S&P states that debt rated B "has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal."
          High yield bonds offer a higher yield to maturity than bonds with higher ratings, as compensation for holding an obligation that is subject to greater risk. The principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
      (iii) the fact that such obligations are often unsecured and are subordinated to the claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn,
      (vii) the fact that the issuers are often highly leveraged and may not have access to more traditional methods of financings and (viii) the possibility of adverse publicity and investor perceptions, whether or not due to fundamental analysis, which may result in widespread sales and declining market prices. If the Fund is required to seek recovery upon a default in the payment of principal or interest, it may incur additional expenses and may have limited legal recourse.
          As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. Yields on lower rated debt securities may rise dramatically in such periods, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. Because the market for high yield securities is less liquid, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets.
          Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.
          If an investment grade security purchased by Investment Grade is subsequently given a rating below investment grade, the Adviser will consider that fact in determining whether to retain that security in the Fund's portfolio.
          The table below provides a summary of ratings assigned to debt holdings in the portfolios of Investment Grade and High Yield. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1996, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

               Aaa/
  MOODY'S      Aa/A      Baa       Ba       B       Caa       Ca       C        NR
------------------------------------------------------------------------------------
Investment
 Grade         67.5%     15.3%    14.2%     3.0%      --       --       --       --
High Yield      4.1%       --      5.0%    70.8%     4.8%      --      0.4%    14.9%

               AAA/
    S&P        AA/A     BBB       BB       B       CCC      CC/C      D        NR
-----------------------------------------------------------------------------------
Investment
 Grade         67.5%    18.7%     8.9%     4.9%      --      --        --       --
High Yield      4.1%      --     15.2%    54.1%     3.4%     --       0.4%    22.8%

          Investment Grade held no unrated debt securities during the fiscal year. The dollar-weighted average of debt securities not rated by either Moody's or S&P amounted to 12.3% for High Yield. This may include securities rated by other NRSROs, as well as unrated securities. Unrated securities are not necessarily lower-quality securities, but may not be attractive to as many investors.

      U.S. Government Securities
          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA")); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae ("FNMA") securities); and (4) solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

      Inflation-Indexed Securities
          The Funds may also invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index (also known as "Treasury Inflation-Protection Securities"). Interest is calculated on the basis of the adjusted principal value on the payment date. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

      Mortgage-Related Securities
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause a Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining a Fund's average maturity, the Adviser must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.
          A Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which that Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities on a specified future date.
          RESTRICTIONS: Government Intermediate and Investment Grade normally may invest up to 50% of their total assets in mortgage-related securities, including those issued by the governmental or government-related entities referred to above. No more than 25% of Government Intermediate's or Investment Grade's total assets normally are invested in mortgage-related securities issued by non-governmental entities. Mortgage dollar roll transactions may be considered borrowings and, if so, will be subject to each Fund's investment limitation that, except for temporary purposes, a Fund will not borrow money in excess of 5% of its total assets at the time of borrowing.

      Government Mortgage-Related Securities
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government.

      Privately Issued Mortgage-Related Securities
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal
                                                                              11
      payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

      Asset-Backed Securities
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

      Convertible Securities
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.
          Government Intermediate and Investment Grade do not intend to exercise conversion rights for any convertible security they own and do not intend to hold any security which has been subject to conversion.

      Zero Coupon Bonds
          Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.
          The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Additional Tax Information" in the Statement of Additional Information. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to that Fund and when that Fund would not otherwise choose to dispose of the assets.
      Stripped Mortgage-Backed Securities
          The Funds may also invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Funds may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in each Fund's limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by the Adviser, following guidelines and standards established by the Corporation's Board of Directors.

      Pay-In-Kind Bonds (HIGH YIELD ONLY)
          Pay-in-kind bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.
          The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, the Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      Preferred Stock
          Preferred stock may be purchased as a substitute for debt securities of the same issuer when, in the opinion of the Adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

      Trust Originated Preferred Securities
          The Funds may also invest in trust originated preferred securities, a new type of security issued by financial institutions such as banks and insurance companies. Trust originated preferred securities represent interests in a trust formed by a financial institution. The trust sells preferred shares and invests the proceeds in notes issued by the financial institution. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Trust originated preferred securities currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are restricted securities available only to qualified institutional buyers under Rule 144A.
                                                                              13

      Foreign Securities

GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE:
          The Funds may invest in U.S. dollar-denominated debt securities issued by foreign companies and governments. The foreign government securities in which a Fund invests generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. The Funds also may invest in debt securities of foreign "quasi-governmental agencies," which are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Because the foreign securities in which the Funds invest are U.S. dollar-denominated, there is no risk of currency fluctuation, although there are other risks as set forth below.

HIGH YIELD:
          High Yield may invest up to 25% of its total assets in securities of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar. To facilitate investment in foreign securities, the Fund may hold positions in foreign currencies. In addition, for hedging purposes, the Fund may purchase and write either listed or over-the-counter put and call options on foreign currencies or may enter into forward foreign currency contracts ("forward currency contracts").
          Forward currency contracts involve obligations to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The Fund may enter into these contracts for the purpose of hedging against risk arising from its investment or anticipated investment in securities denominated in foreign currencies. Forward currency contracts involve certain risks, including the risk that currency movements will not be accurately predicted causing the Fund to sustain losses on these contracts.
          The Fund may invest in fixed-income and other debt securities of issuers based in emerging markets (including countries in Latin America, Eastern Europe, Asia and Africa).

      Risks of Foreign Securities
          Investment in foreign securities (including those denominated in U.S. dollars) presents certain risks, including those resulting from adverse political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Some foreign securities are subject to foreign income and withholding taxes. Additional risks associated with investing in foreign securities include the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying instrument. Some foreign governments have defaulted on principal and/or interest payments; in such cases, a Fund would have limited recourse to enforce its rights under the instruments it holds. The risks of foreign investment, described above, are greater for investments in emerging markets. Debt securities of issuers in such countries will typically be rated below investment grade or be of comparable quality.

      Repurchase Agreements
          Repurchase agreements are agreements under which U.S. government obligations or other high-quality, liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by a custodian bank, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which the Adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.
          RESTRICTIONS: A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (15% in the case of High

      Yield) of its net assets would be invested in such agreements and other illiquid investments.

      When-Issued Securities
          Each Fund may enter into commitments to purchase U.S. government securities or other securities on a when-issued basis. A Fund may purchase when-issued securities because such securities are often the most efficiently priced and have the best liquidity in the bond market. As with the purchase of all securities, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, which is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. To meet that payment obligation, that Fund will set aside cash or appropriate liquid securities in an account with its custodian equal to the payment that will be due. Depending on market conditions, a Fund's when-issued purchases could cause its net asset value to be more volatile, because they will increase the amount by which that Fund's total assets, including the value of the when-issued securities held by it, exceed its net assets. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.
          Government Intermediate and Investment Grade each does not expect that their commitments to purchase when-issued securities will at any time exceed, in the aggregate, 20% of their total assets.

      Futures and Options Transactions

GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE:
          In an effort to protect against the effect of adverse changes in interest rates, a Fund may purchase and sell interest rate futures contracts and may purchase put options on interest rate futures contracts and debt securities (practices known as "hedging"). A futures contract is an agreement by a Fund to buy or sell securities at a specified date and price. The purchase of a put option on a futures contract allows a Fund, at its option, to enter into a particular futures contract to sell securities at any time up to the option's expiration date.
          A Fund may seek to enhance its income or hedge the portfolio by writing (selling) covered call options (i.e., a Fund will own the underlying instrument while the call is outstanding) and covered put options (i.e., a Fund will have cash or appropriate liquid securities in a segregated account in an amount not less than the exercise price while the put is outstanding).
          RESTRICTIONS: A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of that Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 33-1/3% of that Fund's total assets would be so invested.

HIGH YIELD:
          The Fund may write (sell) or purchase put and call options on domestic and foreign securities, securities indices and foreign currencies. Call options written by the Fund give the holder the right to buy the underlying securities or currencies from the Fund at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date. Put options give the holder the right to sell the underlying securities or currencies to the Fund at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date.
          The Fund may also enter into options on the yield "spread" or yield differential between two fixed-income securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes.
          The Fund may purchase and sell futures contracts on foreign currencies, securities, or indices of securities, including indices of fixed-income securities which may become available for trading. The Fund may also purchase and write options on such futures contracts.

      Risks of Futures, Options and Forward Currency Contracts
          Many options on debt securities are traded primarily on the over-the-counter ("OTC") market. OTC options differ from exchange-traded options in that the former are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of the Funds' investment limitations.

          When a Fund purchases or sells a futures contract, the Fund is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). Each day the Fund pays or receives cash ("variation margin") equal to the daily change in value of the futures contract. The use by a Fund of futures contracts or commodities option positions for other than bona fide hedging purposes is restricted by government regulations. (See the Statement of Additional Information.) If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.
          The use of options, futures and forward currency contracts involves certain investment risks and transaction costs to which a Fund might not be subject if it did not use such instruments. These risks include (1) dependence on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets;
      (2) imperfect correlation between movements in the price of options, futures contracts or options thereon, or forward currency contracts and movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon, or forward currency contract at any particular time which may result in unanticipated losses; (5) the possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; (6) the possible need to defer closing out certain options, futures contracts and options thereon and forward currency contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended ("Code") (see "Additional Tax Information" in the Statement of Additional Information); and (7) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. The use of options for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of futures or forward currency contracts to hedge an anticipated purchase (other than a when-issued or delayed delivery purchase) also subjects a Fund to additional risk until the purchase is completed or the position is closed out.
          The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.

      Restricted and Illiquid Securities
          Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. Repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities, defined as securities that cannot be sold within 7 days at approximately the price they are valued, may be difficult to value, and a Fund may have difficulty disposing of such securities promptly.
          RESTRICTIONS: No more than 15% of High Yield's net assets will be invested in securities which are deemed illiquid. No more than 10% of Government Intermediate's or Investment Grade's net assets will be invested in illiquid securities.

      Lending
          Each Fund may loan its portfolio securities to qualified borrowers who deposit and maintain with the Fund cash collateral equal to at least 100% of the market value of the securities loaned.

      Interest Rate Swaps (HIGH YIELD ONLY)
          The Fund may enter into interest rate swaps. An interest rate swap is an agreement under which two parties exchange interest rate obligations, one of which typically is an interest rate fixed until the maturity of the obligation, while the other typically is a rate which changes with the changes in some other rate, such as the prime rate or the London Interbank Offered Rate (LIBOR). Such swaps will be used when the Fund wishes to effectively convert a floating rate asset into a fixed rate asset, or vice versa.

      Loan Participations and Assignments (HIGH YIELD ONLY)
          The Fund may also invest in "loan participations or assignments." In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.
          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.
          RESTRICTIONS: Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.

PORTFOLIO TURNOVER
          For the year ended December 31, 1996, Government Intermediate's portfolio turnover rate was 354%, Investment Grade's portfolio turnover rate was 383% and High Yield's portfolio turnover rate was 77%. Each Fund anticipates that its annual portfolio turnover rate may exceed 300%. The Funds may sell fixed-income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of the Funds. A portfolio turnover rate in excess of 100% will involve correspondingly greater transaction costs which will be borne directly by a Fund. It may also increase the amount of net short-term capital gains, if any, realized by a Fund and may affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.

HOW TO PURCHASE AND REDEEM SHARES
          Institutional Clients of Fairfield may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason.
          Customers of certain Institutional Clients that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those Institutions. Such Institutional Clients may receive payments from the Funds' distributor for account servicing, and may receive payments from their Customers for other services performed. Investors otherwise eligible to purchase Navigator Shares can purchase them from Legg Mason without receiving or paying for such other services.
          Institutional Clients purchasing or holding Navigator Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to each Fund on a timely basis.

PURCHASE OF SHARES
          The minimum investment is $50,000 for the initial purchase of Navigator Shares of each Fund and $100 for each subsequent investment. Each Fund may change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 19.
          Each Fund reserves the right to reject any order for its shares, to suspend the offering of shares for a period of time, or to waive any minimum investment requirements. In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.
          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such
                                                                              17
      information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.

REDEMPTION OF SHARES
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.
          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their financial advisors at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.
          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange on any day when the Exchange is open will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption.
          The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless that Fund can be reasonably assured that the check has been collected.
          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the Adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)
          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. A Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their financial advisor for further instructions.
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than
      $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the shareholder will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.

HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED
          A shareholder account is established automatically for each shareholder. Any shares the shareholder purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. Fund shares may not be held in, or transferred to, an account with any brokerage firm other than Fairfield, Legg Mason or their affiliates. The Funds no longer issue share certificates.
          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders
18
      mean the Institutional Clients rather than their Customers.

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Corporation's Board of Directors. With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund declares dividends to holders of Navigator Shares out of its investment company taxable income attributable to those shares, which consists of net investment income and net short-term capital gain. Dividends from net investment income are declared daily and paid monthly for Government Intermediate and Investment Grade and are declared and paid monthly for High Yield. Shareholders begin to earn dividends on their Fund shares as of settlement date, which is normally the third business day after their orders are placed with their financial advisor. Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Shareholders may elect to:

          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.

          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Navigator fund. Please contact a financial advisor for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and other distributions in additional shares.
          If no election is made, both dividends and other distributions are credited to the Institutional Client's account in Navigator Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to the account at that net asset value. If an investor elects to receive dividends and/or other distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland, 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.
          Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to its shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of that Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
          The Funds send each shareholder a notice following the end of each calendar year specifying the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.
          A redemption of Navigator Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Navigator Shares for shares of another Navigator fund will generally have similar tax consequences. See "Shareholder Services -- Exchange Privilege." If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Navigator Shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state and local income taxes on distributions from the Funds, depending on the laws of your home state and locality, though the portion of the dividends paid by each Fund attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will also show the total number of shares being held in safekeeping by the Fund's transfer agent for the account of the shareholder.
          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends or other distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their Customers.
          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by the Corporation's independent accountants.
          Shareholder inquiries should be addressed to: "[insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476" or "c/o Fairfield Group Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044."

EXCHANGE PRIVILEGE
          Holders of Navigator Shares are entitled to exchange them for the corresponding class of shares of any of the Legg Mason Funds, the Legg Mason Cash Reserve Trust, the Navigator Money Market Fund, Inc. and the Navigator Tax-Free Money Market Fund, Inc., provided that such shares are eligible for sale under applicable state securities laws.
          Investments by exchange into the other Navigator funds are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your financial advisor. To effect an exchange by telephone, please call your financial advisor with the information described in the section "How to Purchase and Redeem Shares," page
20

      17. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.

THE CORPORATION'S BOARD OF DIRECTORS,
MANAGER AND INVESTMENT ADVISER

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.

MANAGER
          Pursuant to a separate management agreement with each Fund ("Management Agreement"), which was approved by the Corporation's Board of Directors, Legg Mason Fund Adviser, Inc. serves as each Fund's manager. The Manager manages the non-investment affairs of each Fund, directs all matters related to the operation of the Funds and provides office space and administrative staff for the Funds. Each Fund pays the Manager, pursuant to its Management Agreement, a fee equal to the following annual percentage of its average daily net assets: Government Intermediate, 0.55%; Investment Grade, 0.60%; and High Yield, 0.65%.
          The Manager has agreed that until December 31, 1997 or when Government Intermediate reaches net assets of $400 million, whichever occurs first, it will continue to waive fees to the extent the Fund's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of the Fund's average daily net assets attributable to Navigator Shares for such month. If the Fund's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that the Fund's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case. After waiver by the Manager of its fees, the Fund's total operating expenses for the year ended December 31, 1996 were 0.42% of average daily net assets. The Manager has also agreed that until December 31, 1997 or when Investment Grade reaches net assets of $100 million, whichever occurs first, it will continue to waive fees to the extent the Fund's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of the Fund's average daily net assets attributable to Navigator Shares for such month. After waiver by the Manager of its fees, the Fund's total operating expenses for the year ended December 31, 1996 were 0.41% of average daily net assets. These agreements are voluntary and may or may not be renewed by the Manager. Waiver by the Manager reduces a Fund's expenses and increases its yield and total return.
          The Manager acts as manager, investment adviser or investment consultant to eighteen investment company portfolios which had aggregate assets under management of over $7.0 billion as of March 31, 1997. The Manager's address is 111 South Calvert Street, Baltimore, Maryland 21202.

INVESTMENT ADVISER
          Western Asset Management Company serves as investment adviser to each Fund pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Corporation's Board of Directors. The Adviser manages the investment and other affairs of each Fund and directs the investments of each Fund in accordance with its investment objective, policies and limitations. For these services, the Manager (not the Funds) pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to: 0.20% of Government Intermediate's average daily net assets, not to exceed the fee paid to the Manager; for Investment Grade, 40% of the fee received by the Manager, or 0.24% of average daily net assets; and for High Yield, 77% of the fee received by the Manager, or 0.50% of average daily net assets.
          An investment committee has been responsible for the day-to-day management of each Fund since its inception.
          The Adviser renders investment advice to sixteen open-end investment companies and one closed-end investment company, which together had aggregate assets under management of approximately $4.3 billion as of March 31, 1997. The Adviser also renders investment advice to private accounts with fixed income assets under management of approximately $22.6 billion as of that date. The address of the Adviser is 117 East Colorado Boulevard, Pasadena, California 91105. The Adviser has managed fixed income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984.
                                                                              21

          In managing fixed-income portfolios, the Adviser first studies the range of factors that influence interest rates and develops a long-term interest rate forecast. It then allocates available funds to those sectors of the market (for example, government, corporate, or mortgage-backed securities), which it considers most attractive. Then it selects the specific issues which it believes represent the best values. All three decisions are integral parts of the Adviser's portfolio management process and contribute to its performance record.

THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. The Underwriting Agreements obligate Legg Mason to pay certain expenses in connection with the offering of shares of the Funds, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions; for the year ended December 31, 1996, Legg Mason received from BFDS $46,000, $20,000 and $29,000, for performing such services in connection with Government Intermediate, Investment Grade and High Yield, respectively.
          Legg Mason and Fairfield are wholly owned subsidiaries of Legg Mason, Inc., which is also the parent of the Manager and the Adviser. Fairfield is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield sells Navigator Shares pursuant to a Dealer Agreement with Legg Mason. Neither Fairfield nor Legg Mason receives compensation from the Fund for selling Navigator Shares.
          The Chairman, President and Treasurer of the Corporation are employed by Legg Mason.

DESCRIPTION OF THE CORPORATION AND ITS
SHARES
          The Corporation is a diversified open-end investment company which was incorporated in Maryland on April 28, 1987. The Articles of Incorporation of the Corporation permit the Board of Directors to create additional series (or portfolios), each of which may issue separate classes of shares. There are currently four portfolios of the Corporation. While additional series may be created in the future, there is no intention at this time to form any particular additional series.
          The Corporation has authorized one billion shares of common stock, par value $.001 per share. Government Intermediate, Investment Grade and High Yield currently offer two classes of shares -- Class Y (known as "Navigator Shares") and Class A (known as "Primary Shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.
          The initial and subsequent investment minimums for Primary Shares are $1,000 and $100, respectively. Investments in Primary Shares may be made through a Legg Mason or affiliated financial advisor, through the Future First Systematic Investment Plan or through automatic investment arrangements.
          Holders of Primary Shares bear distribution and service fees under Rule 12b-1 at the rate of 0.50% of the net assets attributable to Primary Shares. Investors in Primary Shares may elect to receive dividends and/or capital gain distributions in cash through the receipt of a check or a credit to their Legg Mason account. The per share net asset value of the Navigator Class of Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Fund, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares will tend to converge, however, immediately after the payment of ordinary income dividends. Primary Shares of a Fund may be exchanged for the corresponding class of shares of other Legg Mason Funds. Investments by exchange into the Legg Mason Funds sold with an initial sales charge are made at the per share net asset value, plus the sales charge, determined on the same business day as redemption of the fund shares the investors in Primary Shares wish to redeem.
          The Manager has agreed that until the earlier of December 31, 1997 or, with respect to Government Intermediate, net assets reach $400 million and, with respect to Investment Grade, net assets
22
      reach $100 million, it will continue to waive management fees to the extent the expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of the average daily net assets of Primary Shares for such month. If Government Intermediate's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that Government Intermediate's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case. Waiver by the Manager reduces Fund expenses and increases its yield and total return.
          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon. The address of BFDS is P.O. Box 953, Boston, MA 02103.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
                                                                              23

APPENDIX

RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:
          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
          Baa -- Bonds which are rated Baa are considered medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
          B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
          Caa -- Bonds which are rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.
          Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.
          C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:
          AAA -- This is the highest rating assigned by S&P to an obligation. Capacity to pay interest and repay principal is extremely strong.
          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.
          A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher categories.
          BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
          BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
          C -- Bonds on which no interest is being paid are rated C.
          D -- Bonds rated D are in payment default and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS:
          aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.
          a -- An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
          baa -- An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
          ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
          b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
          caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
          ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
          c -- This is the lowest rated class of preferred stock or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      A-2